-------------------------------------------------------------------------------
PROSPECTUS                       December 15, 1998, as amended October 22, 1999
-------------------------------------------------------------------------------

Evergreen Equity and Income Funds
[EVERGREEN LOGO]
-------------------------------------------------------------------------------

Evergreen Capital Balanced Fund (Formerly Mentor Balanced Fund)
Evergreen Capital Growth Fund (Formerly Mentor Capital Growth Portfolio) Evergreen Growth Fund (Formerly Mentor Growth Portfolio)
Evergreen High Income Fund (Formerly Mentor High Income Portfolio)
Evergreen Perpetual Global Fund (Formerly Mentor Perpetual Global Portfolio) Evergreen Quality Income Fund (Formerly Mentor Quality Income Portfolio)

CLASS A
CLASS B
CLASS C
CLASS Y

     The Funds provide investors an opportunity to design their own investment programs by investing in a variety of Funds offering a wide array of investment strategies. Each Fund pursues its investment objectives through the investment policies described in this Prospectus.

     This Prospectus provides information regarding the Class A, Class B, Class C and Class Y shares offered by the Funds. Each Fund is a series of an Evergreen Trust (the "Trusts"), each an open-end, management investment company. This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing. Please read this Prospectus carefully and retain it for future reference.

     A Statement of Additional Information ("SAI") for the Funds dated December 15, 1998, as supplemented from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated into this Prospectus by reference. The SAI provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at 1-800-343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.

The shares offered by this Prospectus are not deposits or obligations of or guaranteed or endorsed by, any bank, and are not insured or otherwise protected by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. An investment in the Funds involves risks, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS
                               -----------------

EXPENSE SUMMARY...........................................................   3

FINANCIAL HIGHLIGHTS......................................................   5

INVESTMENT OBJECTIVES AND POLICIES........................................  16

OTHER INVESTMENT PRACTICES AND RISK FACTORS...............................  20

MANAGEMENT................................................................  27

OTHER SERVICE PROVIDERS...................................................  28

VALUING THE FUNDS' SHARES.................................................  29

DISTRIBUTION PLANS AND AGREEMENTS.........................................  29

HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU.........................  30

HOW TO BUY SHARES.........................................................  32

HOW TO REDEEM SHARES......................................................  33

OTHER SERVICES............................................................  34

THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS............................  34

GENERAL INFORMATION.......................................................  35

APPENDIX..................................................................  37

-------------------------------------------------------------------------------

                                EXPENSE SUMMARY

-------------------------------------------------------------------------------

    Expenses are one of several factors to consider when investing in a Fund. The tables on this page and the next are provided to help you understand the expenses of investing in each of the Funds and your share of the operating expenses of each of the Funds. Expenses shown for each Fund's Class A, Class C and Class Y shares (with certain exceptions) are actual expenses incurred for the fiscal year ended September 30, 1998. For the Class A shares of Evergreen Capital Balanced Fund and the Class A and Class C shares of Evergreen High Income Fund, expenses shown are estimated for the fiscal year ended September 30, 1999. The expenses shown for each Fund's Class B shares are estimated for the Funds' upcoming fiscal year. The Examples show the cumulative expenses attributable to a hypothetical $1,000 investment in each of the Portfolios over specified periods.

Shareholder Transaction Expenses           Class A   Class B   Class C   Class Y
--------------------------------           -------   -------   -------   -------
Maximum Sales Charge Imposed on Purchases
(as a % of offering price)                  4.75%      None      None     None
Maximum Contingent Deferred Sales Charge
(as a % of original purchase price or
redemption proceeds, whichever is lower)     None(1)  5.00%(2)  1.00%(2)  None

-----
(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge upon redemption within one year after the month of purchase.
(2) The deferred sales charge on Class B shares declines from 5% to 1% on amounts redeemed within six years after the month of purchase. The deferred sales charge on Class C shares is 1% on amounts redeemed within one year after the month of purchase. No sales charge is imposed on redemptions made thereafter. As a result of asset-based sales charges, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc. ("NASD").

Annual Operating Expenses (as a percentage of average net assets)

Evergreen Growth Fund

                 Class A Class B Class C Class Y
                 ------- ------- ------- -------
Management Fees   0.70%   0.70%   0.70%   0.70%
12b-1 Fees        0.25%   1.00%   1.00%   0.00%
Other Expenses    0.31%   0.31%   0.31%   0.31%
                  ----    ----    ----    ----
Total             1.26%   2.01%   2.01%   1.01%

Evergreen Capital Growth Fund

                 Class A Class B Class C Class Y
                 ------- ------- ------- -------
Management Fees   0.80%   0.80%   0.80%   0.80%
12b-1 Fees        0.25%   1.00%   1.00%   0.00%
Other Expenses    0.29%   0.29%   0.29%   0.29%
                  ----    ----    ----    ----
Total             1.34%   2.09%   2.09%   1.09%

Evergreen Quality Income Fund

                 Class A Class B Class C Class Y
                 ------- ------- ------- -------
Management
Fees(3)           0.48%   0.48%   0.48%   0.48%
12b-1 Fees        0.25%   1.00%   1.00%   0.00%
Other Expenses    0.32%   0.32%   0.32%   0.32%
                  ----    ----    ----    ----
Total(3)          1.05%   1.80%   1.80%   0.80%

Evergreen Perpetual Global Fund

                 Class A Class B Class C Class Y
                 ------- ------- ------- -------
Management Fees   1.05%   1.05%   1.05%   1.05%
12b-1 Fees        0.25%   1.00%   1.00%   0.00%
Other Expenses    0.45%   0.45%   0.45%   0.45%
                  ----    ----    ----    ----
Total             1.75%   2.50%   2.50%   1.50%

Evergreen Capital Balanced Fund

                 Class A Class B Class C Class Y
                 ------- ------- ------- -------
Management Fees   0.75%   0.75%   0.75%   0.75%
12b-1 Fees        0.25%   1.00%   1.00%   0.00%
Other Expenses    0.37%   0.37%   0.37%   0.37%
                  ----    ----    ----    ----
Total             1.37%   2.12%   2.12%   1.12%

Evergreen High Income Fund

                 Class A Class B Class C Class Y
                 ------- ------- ------- -------
Management
Fees(3)           0.35%   0.35%   0.35%   0.35%
12b-1 Fees        0.25%   1.00%   1.00%   0.00%
Other Expenses    0.35%   0.35%   0.35%   0.35%
                  ----    ----    ----    ----
Total(3)          0.95%   1.70%   1.70%   0.70%

-----
(3) Mentor Investment Advisors, LLC has agreed to limit its Management Fees from Quality Income and High Income. In the absence of these expense limitations, Management Fees for Quality Income and High Income would be 0.60% and 0.70%, respectively. Without these expense limitations, Total Operating Expenses for Quality Income would be: 1.17% for Class A, 1.92% for Class B, 1.92% for Class C and 0.92% for Class Y, and for High Income would be: 1.30% for Class A, 2.05% for Class B, 2.05% for Class C and 1.05% for Class Y.

Examples
--------

     The examples show what you would pay if you invested $1,000 over the periods indicated. The examples assume that you reinvest all of your dividends and that each Fund's average annual return will be 5%. The examples are for illustration purposes only and should not be considered a representative of past or future expenses or annual return. The Funds' actual expenses and returns will vary.

Evergreen Growth Fund

                Assuming Redemption         Assuming no
                 At End of Period           Redemption
          ------------------------------- ---------------
          Class A Class B Class C Class Y Class B Class C
          ------- ------- ------- ------- ------- -------
1 Year     $ 60    $ 70    $ 30    $ 10    $ 20    $ 20
3 Year     $ 86    $ 93    $ 63    $ 32    $ 63    $ 63
5 Year     $113    $128    $108    $ 56    $108    $108
10 Years   $193    $205    $234    $124    $205    $234

Evergreen Capital Growth Fund

                Assuming Redemption         Assuming no
                 At End of Period           Redemption
          ------------------------------- ---------------
          Class A Class B Class C Class Y Class B Class C
          ------- ------- ------- ------- ------- -------
1 Year     $ 61    $ 71    $ 31    $ 11    $ 21    $ 21
3 Year     $ 88    $ 95    $ 65    $ 35    $ 65    $ 65
5 Year     $117    $132    $112    $ 60    $112    $112
10 Years   $201    $214    $242    $133    $214    $242

Evergreen Quality Income Fund

                Assuming Redemption         Assuming no
                 At End of Period           Redemption
          ------------------------------- ---------------
          Class A Class B Class C Class Y Class B Class C
          ------- ------- ------- ------- ------- -------
1 Year     $ 58    $ 68    $ 28    $  8    $ 18    $ 18
3 Year     $ 79    $ 87    $ 57    $ 26    $ 57    $ 57
5 Year     $103    $117    $ 97    $ 44    $ 97    $ 97
10 Years   $170    $183    $212    $ 99    $183    $212

Evergreen Perpetual Global Fund

                Assuming Redemption         Assuming no
                 At End of Period           Redemption
          ------------------------------- ---------------
          Class A Class B Class C Class Y Class B Class C
          ------- ------- ------- ------- ------- -------
1 Year     $ 64    $ 75    $ 35    $ 15    $ 25    $ 25
3 Year     $100    $108    $ 78    $ 47    $ 78    $ 78
5 Year     $138    $153    $133    $ 82    $133    $133
10 Years   $244    $257    $284    $179    $257    $284

Evergreen Capital Balanced Fund

                Assuming Redemption         Assuming no
                 At End of Period           Redemption
          ------------------------------- ---------------
          Class A Class B Class C Class Y Class B Class C
          ------- ------- ------- ------- ------- -------
1 Year     $ 61    $ 72    $ 32    $ 11    $ 22    $ 22
3 Year     $ 89    $ 96    $ 66    $ 36    $ 66    $ 66
5 Year     $119    $134    $114    $ 62    $114    $114
10 Years   $204    $217    $245    $136    $217    $245

Evergreen High Income Fund

                Assuming Redemption         Assuming no
                 At End of Period           Redemption
          ------------------------------- ---------------
          Class A Class B Class C Class Y Class B Class C
          ------- ------- ------- ------- ------- -------
1 Year     $ 57    $ 67    $ 27    $  7    $ 17    $ 17
3 Year     $ 76    $ 84    $ 54    $ 22    $ 54    $ 54
5 Year     $ 98    $112    $ 92    $ 39    $ 92    $ 92
10 Years   $159    $172    $201    $ 87    $172    $201

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
               (for a share outstanding throughout each period)

-------------------------------------------------------------------------------

     The following tables have been derived from the Financial Highlights included in Mentor Funds' (the "Mentor Trust") financial statements, which have been audited by KPMG LLP, the Mentor Trust's independent auditors. The report of KPMG LLP, along with the Mentor Trust's financial statements and notes thereto, is included in the SAI, which may be obtained in the manner described on the cover page of this prospectus. See "Financial Statements" in the SAI. Each Fund's Class B shares are offered only as of the date of this prospectus. Therefore, no financial highlights are currently available for those shares.

Evergreen Capital Balanced Fund

                                                                     Period
                                                                     Ended
Class A Shares                                                      9/30/98*
--------------                                                      --------
Per share operating performance
Net asset value, beginning of period............................... $ 13.69
                                                                    -------
Income from investment operations
Net investment income (loss).......................................    0.00(b)
Net realized and unrealized gain (loss) on investments.............    0.00(b)
                                                                    -------
Total from investment operations...................................    0.00(b)
                                                                    -------
Less distributions
Distributions from net investment income...........................      --
Distributions from capital gains...................................      --
                                                                    -------
Total distributions................................................      --
                                                                    -------
Net asset value, end of period..................................... $ 13.69
                                                                    =======
Total Return(c)....................................................    0.00%
Ratios/supplemental data
Net assets, end of period (in thousands)........................... $ 3,534
Ratio of expenses to average net assets............................    1.35%(a)
Ratio of expenses to average net assets excluding waiver...........      --
Ratio of net investment income (loss) to average net assets........    1.52%(a)
Portfolio turnover rate............................................      89%
Average commission rate on portfolio transactions.................. $0.0687

                            Year     Year     Year     Period        Period
                            Ended    Ended    Ended     Ended         Ended
Class C Shares+            9/30/98  9/30/97  9/30/96  9/30/95**    12/31/94***
---------------            -------  -------  -------  ---------    -----------
Per share operating
 performance
Net asset value,
 beginning of period.....  $ 17.61  $ 16.28  $ 14.85   $12.44        $12.50
                           -------  -------  -------   ------        ------
Income from investment
 operations
Net investment income
 (loss)..................     0.45     0.43     0.42     0.36          0.22
Net realized and
 unrealized gain (loss)
 on investments..........     1.43     3.35     2.09     2.08         (0.09)
                           -------  -------  -------   ------        ------
Total from investment
 operations..............     1.88     3.78     2.51     2.44          0.13
                           -------  -------  -------   ------        ------
Less distributions
Distributions from net
 investment income.......    (0.71)   (0.43)   (0.48)   (0.03)        (0.19)
Distributions from
 capital gains...........    (5.09)   (2.02)   (0.60)      --            --
                           -------  -------  -------   ------        ------
Total Distributions......    (5.80)   (2.45)   (1.08)   (0.03)        (0.19)
                           -------  -------  -------   ------        ------
Net asset value, end of
 period..................  $ 13.69  $ 17.61  $ 16.28   $14.85        $12.44
                           =======  =======  =======   ======        ======
Total Return(c)..........    11.86%   26.09%   18.00%   19.28%         1.00%
Ratios/supplemental data
Net assets, end of period
 (in thousands)..........  $ 5,645  $ 4,102  $ 3,825   $3,210        $2,911
Ratio of expenses to
 average net assets......     0.52%    0.50%    0.50%    0.50%(a)      0.50%(a)
Ratio of expenses to
 average net assets
 excluding waiver........     2.12%    2.13%    2.06%    2.12%(a)      2.72%(a)
Ratio of net investment
 income to average net
 assets (loss)...........     2.63%    2.78%    2.83%    3.26%(a)      3.32%(a)
Portfolio turnover rate..       89%      80%     103%      65%           71%
Average commission rate
 on portfolio
 transactions............  $0.0687  $0.0696  $0.0694       --            --

-------
* For the period from September 16, 1998 (initial offering of Class A) to September 30, 1998.
** For the period from January 1, 1995 to September 30, 1995.
*** For the period from June 21, 1994 (commencement of operations) to December
    31, 1994.
(a) Annualized.
(b) Income for period was less than $0.01 per share.
(c) Total return does not reflect sales commissions and is not annualized.
+ Designated "Class B" shares prior to October 18, 1999.

Evergreen Capital Balanced Fund

                                                                     Period
                                                                     Ended
Class Y Shares                                                      9/30/98*
--------------                                                      --------
Per share operating performance
Net asset value, beginning of period............................... $ 13.69
                                                                    -------
Income from investment operations
Net investment income (loss).......................................    0.01
Net realized and unrealized gain (loss) on investments.............   (0.01)
                                                                    -------
Total from investment operations...................................    0.00
                                                                    -------
Less distributions
Distributions from net investment income...........................      --
Distributions from capital gains...................................      --
                                                                    -------
Total distributions................................................      --
                                                                    -------
Net asset value, end of period..................................... $ 13.69
                                                                    =======
Total Return.......................................................    0.00%
Ratios/supplemental data
Net assets, end of period (in thousands)........................... $ 3,642
Ratio of expenses to average net assets............................    1.10%(a)
Ratio of expenses to average net assets excluding waiver...........    1.10%(a)
Ratio of net investment income (loss) to average net assets........    2.31%(a)
Portfolio turnover rate............................................      89%
Average commission rate on portfolio transactions.................. $0.0687

-------
* For the period from September 16, 1998 (initial offering of Class Y) to September 30, 1998.
(a) Annualized.

Evergreen Capital Growth Fund

                            Year       Year      Year      Year      Year      Year      Year
                           Ended      Ended      Ended     Ended     Ended     Ended    Ended
Class A Shares            9/30/98    9/30/97    9/30/96   9/30/95   9/30/94   9/30/93  9/30/92*
--------------            --------   --------   -------   -------   -------   -------  --------
Per share operating
 performance
Net asset value,
 beginning of period....  $  22.42   $  19.36   $ 16.02   $ 14.88   $ 15.26   $ 14.21  $ 14.18
Income from investment
 operations
Net investment income
 (loss).................     (0.10)     (0.02)     0.11      0.02      0.09      0.14     0.08
Net realized and
 unrealized gain (loss)
 on investments.........      2.34       5.87      3.73      2.91     (0.30)     1.02     0.03
                          --------   --------   -------   -------   -------   -------  -------
Total from investment
 operations.............      2.24       5.85      3.84      2.93     (0.21)     1.16     0.11
                          --------   --------   -------   -------   -------   -------  -------
Less distributions
Distributions from net
 investment income......     (0.01)        --        --        --     (0.04)    (0.11)   (0.08)
Distributions from
 capital gains..........     (1.94)     (2.79)    (0.50)    (1.79)    (0.13)       --       --
                          --------   --------   -------   -------   -------   -------  -------
Total distributions.....     (1.95)     (2.79)    (0.50)    (1.79)    (0.17)    (0.11)   (0.08)
                          --------   --------   -------   -------   -------   -------  -------
Net asset value, end of
 period.................  $  22.71   $  22.42   $ 19.36   $ 16.02   $ 14.88   $ 15.26  $ 14.21
                          ========   ========   =======   =======   =======   =======  =======
Total return(b).........     10.72%     34.78%    24.63%    20.18%    (1.37%)    8.21%    0.78%
                          ========   ========   =======   =======   =======   =======  =======
Ratios/supplemental data
Net assets, end of
 period (in thousands)..  $145,117   $ 65,703   $31,889   $29,582   $21,181   $31,360  $20,864
Ratio of expenses to
 average net assets.....      1.34%      1.41%     1.43%     1.87%     1.70%     1.49%    1.14%(a)
Ratio of expenses to
 average net assets
 excluding waiver.......      1.34%      1.41%     1.43%     1.87%     1.70%     1.59%    1.43%(a)
Ratio of net investment
 income (loss) to
 average net assets.....      0.06%      0.53%     0.51%     0.27%     0.53%     0.96%    1.54%(a)
Portfolio turnover
 rate...................       104%        64%       98%      157%      149%      192%      61%
Average commission rate
 on portfolio
 transactions...........  $ 0.0692   $ 0.0697   $0.0688        --        --        --       --
                            Year       Year      Year      Year      Year      Year      Year
                           Ended      Ended      Ended     Ended     Ended     Ended    Ended
Class C Shares+           9/30/98    9/30/97    9/30/96   9/30/95   9/30/94   9/30/93  9/30/92*
---------------           --------   --------   -------   -------   -------   -------  --------
Per share operating
 performance
Net asset value,
 beginning of period....  $  21.68   $  18.92   $ 15.79   $ 14.80   $ 15.23   -$14.22  $ 14.18
Income from investment
 operations
Net investment income
 (loss).................     (0.08)        --     (0.04)     0.25     (0.04)     0.05     0.46
Net realized and
 unrealized gain (loss)
 on investments.........      2.07       5.55      3.67      2.53     (0.26)     1.02     0.04
                          --------   --------   -------   -------   -------   -------  -------
Total from investment
 operations.............      1.99       5.55      3.63      2.78     (0.30)     1.07     0.50
                          --------   --------   -------   -------   -------   -------  -------
Less distributions
Distributions from net
 investment income......     (0.01)        --        --        --        --     (0.06)   (0.46)
Distributions from
 capital gains..........     (1.94)     (2.79)    (0.50)    (1.79)    (0.13)       --       --
                          --------   --------   -------   -------   -------   -------  -------
Total distributions.....     (1.95)     (2.79)    (0.50)    (1.79)    (0.13)    (0.06)   (0.46)
                          --------   --------   -------   -------   -------   -------  -------
Net asset value, end of
 period.................  $  21.72   $  21.68   $ 18.92   $ 15.79   $ 14.80   $ 15.23  $ 14.22
                          ========   ========   =======   =======   =======   =======  =======
Total return(b).........      9.86%     33.88%    23.64%    19.26%    (2.00%)    7.52%    0.61%
                          ========   ========   =======   =======   =======   =======  =======
Ratios/supplemental data
Net assets, end of
 period (in thousands)..  $196,751   $113,587   $68,213   $57,648   $41,106   $57,030  $25,468
Ratio of expenses to
 average net assets.....      2.09%      2.16%     2.18%     2.56%     2.46      2.24%    1.86%(a)
Ratio of expenses to
 average net assets
 excluding waiver.......      2.09%      2.16%     2.18%     2.56%     2.46%     2.34%    2.16%(a)
Ratio of net investment
 income to average net
 assets (loss)..........     (0.70%)    (0.22%)   (0.24%)   (0.41%)   (0.22%)    0.21%    0.83%(a)
Portfolio turnover
 rate...................       104%        64%       98%      157%      149%      192%      61%
Average commission rate
 on portfolio
 transactions...........  $ 0.0692   $ 0.0697   $0.0688        --        --        --       --

-------
* Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
(a) Annualized.
(b) Total return does not reflect sales commissions and is not annualized. + Designated "Class B" shares prior to October 25, 1999.

Evergreen Capital Growth Fund

                                                                     Period
                                                                     Ended
Class Y Shares                                                      9/30/98*
--------------                                                      --------
Per share operating performance
Net asset value, beginning of period............................... $ 20.81
Income from investment operations
Net investment income (loss).......................................    0.02
Net realized and unrealized gain (loss) on investments.............    2.16
                                                                    -------
Total from investment operations...................................    2.18
                                                                    -------
Less distributions
Distributions from net investment income ..........................      --
Distributions from capital gains...................................   (0.25)
                                                                    -------
Total distributions................................................   (0.25)
                                                                    -------
Net asset value, end of period .................................... $ 22.74
                                                                    =======
Total return.......................................................   10.56%
                                                                    =======
Ratios/supplemental data
Net assets, end of period (in thousands)........................... $     1
Ratio of expenses to average net assets............................    1.09%(a)
Ratio of expenses to average net assets excluding waiver...........    1.09%(a)
Ratio of net investment income (loss) to average net assets........    0.38%(a)
Portfolio turnover rate............................................     104%
Average commission rate on portfolio transactions.................. $0.0692

-------
* For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(a) Annualized.

Evergreen Growth Fund

                                   Year       Year       Year      Period
                                  Ended      Ended      Ended      Ended
Class A Shares                   9/30/98    9/30/97    9/30/96    9/30/95*
--------------                   --------   --------   --------   --------
Per share operating performance
Net asset value, beginning of
 period........................  $  19.94   $  18.47   $  16.08   $  13.37
                                 --------   --------   --------   --------
Income from investment
 operations
Net investment income (loss)...     (0.12)     (0.17)     (0.10)     (0.01)
Net realized and unrealized
 gain (loss) on investments....     (4.03)      4.19       4.23       2.72
                                 --------   --------   --------   --------
Total from investment
 operations....................     (4.15)      4.02       4.13       2.71
                                 --------   --------   --------   --------
Less distributions
Distributions from net
 investment income.............        --         --         --         --
Distributions from capital
 gains.........................     (1.19)     (2.55)     (1.74)        --
                                 --------   --------   --------   --------
Total Distributions............     (1.19)     (2.55)     (1.74)        --
                                 --------   --------   --------   --------
Net asset value, end of
 period........................  $  14.60   $  19.94   $  18.47   $  16.08
                                 ========   ========   ========   ========
Total Return(b)................    (22.08%)    25.81%     29.15%     20.27%
Ratios/supplemental data
Net assets, end of period (in
 thousands)....................  $ 77,720   $105,033   $ 40,272   $ 20,368
Ratio of expenses to average
 net assets....................      1.26%      1.28%      1.28%      1.36% (a)
Ratio of expenses to average
 net assets excluding waiver...      1.26%      1.28%      1.28%      1.36% (a)
Ratio of net investment income
 (loss) to average net assets..     (0.56%)    (0.67%)    (0.39%)    (0.65%)(a)
Portfolio turnover rate........        88%        77%       105%        70%
Average commission rate on
 portfolio transactions........  $ 0.0658   $ 0.0651   $ 0.0602         --
                                   Year       Year       Year      Period
                                  Ended      Ended      Ended      Ended
Class C Shares+                  9/30/98    9/30/97    9/30/96    9/30/95*
---------------                  --------   --------   --------   --------
Per share operating performance
Net asset value, beginning of
 period........................  $  19.53   $  18.29   $  16.05   $  12.15
                                 --------   --------   --------   --------
Income from investment
 operations
Net investment income (loss)...     (0.23)     (0.22)     (0.17)     (0.13)
Net realized and unrealized
 gain (loss) on investments....     (3.93)      4.01       4.15       4.03
                                 --------   --------   --------   --------
Total from investment
 operations....................     (4.16)      3.79       3.98       3.90
                                 --------   --------   --------   --------
Less distributions
Distributions from net
 investment income.............        --         --         --         --
Distributions from capital
 gains.........................     (1.19)     (2.55)     (1.74)        --
                                 --------   --------   --------   --------
Total Distributions............     (1.19)     (2.55)     (1.74)        --
                                 --------   --------   --------   --------
Net asset value, end of
 period........................  $  14.18   $  19.53   $  18.29   $  16.05
                                 ========   ========   ========   ========
Total Return(b)................    (22.62%)    24.66%     28.18%     32.10%
Ratios/supplemental data
Net assets, end of period (in
 thousands)....................  $383,188   $506,230   $371,578   $246,326
Ratio of expenses to average
 net assets....................      2.01%      2.03%      2.03%      2.08% (a)
Ratio of expenses to average
 net assets excluding waiver...      2.01%      2.03%      2.03%      2.08% (a)
Ratio of net investment income
 (loss) to average net assets..     (1.30%)    (1.42%)    (1.13%)    (1.20%)(a)
Portfolio turnover rate........        88%        77%       105%        70%
Average commission rate on
 portfolio transactions........  $ 0.0658   $ 0.0651   $ 0.0602         --

-------
* For the period from June 5, 1995 (initial offering of Class A shares) to September 30, 1995.
(a) Annualized.
(b) Total return does not reflect sales commissions and is not annualized. + Designated "Class B" shares prior to October 18, 1999.

Evergreen Growth Fund

                            Year       Year       Year       Year       Year       Year
                           Ended      Ended      Ended      Ended      Ended      Ended
Class C Shares (cont.)    12/31/94   12/31/93   12/31/92   12/31/91   12/31/90   12/31/89
----------------------    --------   --------   --------   --------   --------   --------
Per share operating
 performance
Net asset value,
 beginning of period....  $  13.78   $  12.81   $  12.16   $   8.37   $  9.63    $   8.54
                          --------   --------   --------   --------   -------    --------
Income from investment
 operations
Net investment income
 (loss).................     (0.15)     (0.08)     (0.06)     (0.09)     0.02        0.13
Net realized and
 unrealized gain (loss)
 on investments.........     (0.47)      2.07       1.94       4.30     (1.10)       1.35
                          --------   --------   --------   --------   -------    --------
Total from investment
 operations.............     (0.62)      1.99       1.88       4.21     (1.08)       1.48
                          --------   --------   --------   --------   -------    --------
Less distributions
Distributions from net
 investment income......        --         --         --         --     (0.05)      (0.12)
Distributions from
 capital gains..........     (1.01)     (1.02)     (1.23)     (0.42)    (0.13)      (0.27)
                          --------   --------   --------   --------   -------    --------
Total Distributions.....     (1.01)     (1.02)     (1.23)     (0.42)    (0.18)      (0.39)
                          --------   --------   --------   --------   -------    --------
Net asset value, end of
 period.................  $  12.15   $  13.78   $  12.81   $  12.16   $  8.37    $   9.63
                          ========   ========   ========   ========   =======    ========
Total Return(b).........     (4.48%)    15.60%     15.46%     50.30%   (11.21%)     17.33%
Ratios/supplemental data
Net assets, end of
 period (in thousands)..  $190,126   $186,978   $136,053   $108,719   $83,540    $107,315
Ratio of expenses to
 average net assets.....      2.01%      2.02%      2.05%      2.17%     2.25%       2.24%
Ratio of expenses to
 average net assets
 excluding waiver.......      2.01%      2.02%      2.05%      2.17%     2.25%         --
Ratio of net investment
 income (loss) to
 average net assets.....     (1.20%)    (1.12%)    (0.76%)    (0.80%)    0.26%       1.36%
Portfolio turnover
 rate...................        77%        64%        50%        40%       50%         26%
Average commission rate
 on portfolio
 transactions...........        --         --         --         --        --          --

                                                                    Period
                                                                    Ended
Class Y Shares                                                     9/30/98*
--------------                                                     --------
Per share operating performance
Net asset value, beginning of period.............................. $ 18.12
                                                                   -------
Income from investment operations
Net investment income (loss)......................................   (0.02)
Net realized and unrealized gain (loss) on investments............   (3.28)
                                                                   -------
Total from investment operations..................................   (3.30)
                                                                   -------
Less distributions
Distributions from net investment income..........................      --
Distributions from capital gains..................................   (0.19)
                                                                   -------
Total distributions...............................................   (0.19)
                                                                   -------
Net asset value, end of period.................................... $ 14.63
                                                                   =======
Total Return......................................................  (18.36%)
Ratios/supplemental data
Net assets, end of period (in thousands).......................... $25,353
Ratio of expenses to average net assets...........................    1.01% (a)
Ratio of expenses to average net assets excluding waiver..........    1.01% (a)
Ratio of net investment income (loss) to average net assets.......   (0.04%)(a)
Portfolio turnover rate...........................................      88%
Average commission rate on portfolio transactions................. $0.0658

-------
* For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(a) Annualized.
(b) Total return does not reflect sales commissions and is not annualized.

Evergreen High Income Fund

                                                                  Period Ended
Class A Shares                                                      9/30/98*
--------------                                                    ------------
Per share operating performance
Net asset value, beginning of period.............................   $ 12.00
                                                                    -------
Income from investment operations
Net investment income (loss).....................................      0.24
Net realized and unrealized gain (loss) on investments...........     (1.04)
                                                                    -------
Total from investment operations.................................     (0.80)
                                                                    -------
Less distributions
Distributions from net investment income.........................     (0.28)
Distributions from capital gains.................................        --
                                                                    -------
Total Distributions..............................................     (0.28)
                                                                    -------
Net asset value, end of period...................................   $ 10.92
                                                                    =======
Total Return(b)..................................................     (6.75%)
Ratios/supplemental data
Net assets, end of period (in thousands).........................   $50,887
Ratio of expenses to average net assets..........................      0.60%(a)
Ratio of expenses to average net assets excluding waiver.........      1.30%(a)
Ratio of net investment income (loss) to average net assets......      7.36%(a)
Portfolio turnover rate..........................................        27%

                                                                  Period Ended
Class C Shares+                                                     9/30/98*
---------------                                                   ------------
Per share operating performance
Net asset value, beginnning of period............................   $ 12.00
                                                                    -------
Income from investment operations
Net investment income (loss).....................................      0.22
Net realized and unrealized gain (loss) on investments...........     (1.05)
                                                                    -------
Total from investment operations.................................     (0.83)
                                                                    -------
Less distributions
Distributions from net investment income.........................     (0.26)
Distributions from capital gains.................................        --
                                                                    -------
Total Distributions..............................................     (0.26)
                                                                    -------
Net asset value, end of period...................................   $ 10.91
                                                                    =======
Total Return(b)..................................................     (6.95%)
Ratios/supplemental data
Net assets, end of period (in thousands).........................   $62,869
Ratio of expenses to average net assets..........................      1.10%(a)
Ratio of expenses to average net assets excluding waiver.........      1.80%(a)
Ratio of net investment income (loss) to average net assets......      6.87%(a)
Portfolio turnover rate..........................................        27%

-------
* For the period from June 23, 1998 (commencement of operations) to September 30, 1998.
(a) Annualized.
(b) Total return does not reflect sales commissions and is not annualized.
+ Designated "Class B" shares prior to October 18, 1999.

Evergreen Perpetual Global Fund

                              Year      Year     Year      Year     Period
                              Ended     Ended    Ended     Ended    Ended
Class A Shares               9/30/98   9/30/97  9/30/96   9/30/95  9/30/94*
--------------               -------   -------  -------   -------  --------
Per share operating
 performance
Net asset value, beginning
 of period.................  $ 20.94   $ 17.86  $ 15.88   $14.23    $14.18
                             -------   -------  -------   ------    ------
Income from investment
 operations
Net investment income
 (loss)....................    (0.03)     0.04    (0.04)    0.05     (0.01)
Net realized and unrealized
 gain (loss) on
 investments...............    (0.97)     3.67     2.82     1.60      0.06
                             -------   -------  -------   ------    ------
Total from investment
 operations................    (1.00)     3.71     2.78     1.65      0.05
                             -------   -------  -------   ------    ------
Less distributions
Distributions from net
 investment income.........       --        --       --       --        --
Distributions from capital
 gains.....................    (1.02)    (0.63)   (0.80)      --        --
                             -------   -------  -------   ------    ------
Total distributions........    (1.02)    (0.63)   (0.80)      --        --
                             -------   -------  -------   ------    ------
Net asset value, end of
 period....................  $ 18.92   $ 20.94  $ 17.86   $15.88    $14.23
                             =======   =======  =======   ======    ======
Total return(b)............    (4.97%)   21.59%   18.40%   11.60%     0.35%
Ratios/supplemental data
Net assets, end of period
 (in thousands)............  $59,012   $46,556  $13,098   $6,854    $8,882
Ratio of expenses to
 average net assets........     1.75%     1.89%    1.95%    2.06%     2.09% (a)
Ratio of expenses to
 average net assets
 excluding waiver..........     1.75%     1.89%    1.95%    2.11%     3.18% (a)
Ratio of net investment
 income (loss) to average
 net assets................    (0.01%)    0.07%   (0.21%)   0.26%    (0.10%)(a)
Portfolio turnover rate....      162%      128%     130%     155%        2%
Average commission rate on
 portfolio transactions....  $0.0188   $0.0319  $0.0320       --        --

                            Year      Year      Year      Year       Year
                            Ended     Ended     Ended     Ended     Ended
Class C Shares+            9/30/98   9/30/97   9/30/96   9/30/95   9/30/94*
---------------            -------   -------   -------   -------   --------
Per share operating
 performance
Net asset value,
 beginning of period.....  $ 20.32   $ 17.46   $ 15.67   $ 14.15    $14.18
                           -------   -------   -------   -------    ------
Income from investment
 operations
Net investment income
 (loss)..................    (0.12)    (0.02)    (0.05)    (0.05)    (0.04)
Net realized and
 unrealized gain (loss)
 on investments..........    (0.97)     3.51      2.64      1.57      0.01
                           -------   -------   -------   -------    ------
Total from investment
 operations..............    (1.09)     3.49      2.59      1.52     (0.03)
                           -------   -------   -------   -------    ------
Less distributions
Distributions from net
 investment income.......       --        --        --        --        --
Distributions from
 capital gains...........    (1.02)    (0.63)    (0.80)       --        --
                           -------   -------   -------   -------    ------
Total distributions......    (1.02)    (0.63)    (0.80)       --        --
                           -------   -------   -------   -------    ------
Net asset value, end of
 period..................  $ 18.21   $ 20.32   $ 17.46   $ 15.67    $14.15
                           =======   =======   =======   =======    ======
Total return(b)..........    (5.65%)   20.74%    17.39%    10.74%    (0.21%)
Ratios/supplemental data
Net assets, end of period
 (in thousands)..........  $99,277   $89,030   $42,131   $12,667    $7,987
Ratio of expenses to
 average net assets......     2.50%     2.64%     2.70%     2.72%     2.79% (a)
Ratio of expenses to
 average net assets
 excluding waiver........     2.51%     2.64%     2.70%     2.79%     3.93% (a)
Ratio of net investment
 income (loss) to average
 net assets..............    (0.77%)   (0.68%)   (0.91%)   (0.40%)   (0.82%)(a)
Portfolio turnover rate..      162%      128%      130%      155%        2%
Average commission rate
 on portfolio
 transactions............  $0.0188   $0.0319   $0.0320        --        --

-------
* Reflects operations for the period from March 29, 1994 (commencement of operations) to September 30, 1994.
(a) Annualized.
(b) Total return does not reflect sales commissions and is not annualized. + Designated "Class B" shares prior to October 18, 1999.

Evergreen Perpetual Global Fund

                                                                 Period Ended
Class Y Shares                                                     9/30/98*
--------------                                                   ------------
Per share operating performance
Net asset value, beginning of period............................   $ 18.81
                                                                   -------
Income from investment operations
Net investment income (loss)....................................      0.00(b)
Net realized and unrealized gain (loss) on investments..........      0.30
                                                                   -------
Total from investment operations................................      0.30
                                                                   -------
Less distributions
Distributions from net investment income........................        --
Distributions from capital gains................................     (0.15)
                                                                   -------
Total distributions.............................................     (0.15)
                                                                   -------
Net asset value, end of period..................................   $ 18.96
                                                                   =======
Total return....................................................      1.60%
Ratios/supplemental data
Net assets, end of period (in thousands)........................   $     1
Ratio of expenses to average net assets.........................      1.50% (a)
Ratio of expenses to average net assets excluding waiver........      1.50% (a)
Ratio of net investment income (loss) to average net assets.....     (0.02%)(a)
Portfolio turnover rate.........................................       162%
Average commission rate on portfolio transactions...............   $0.0188

-------
* For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(a) Annualized.
(b) Income is less than $0.005 per share.

Evergreen Quality Income Fund

                           Year     Year     Year     Year     Year      Year      Year
                           Ended    Ended    Ended    Ended    Ended     Ended    Ended
Class A Shares            9/30/98  9/30/97  9/30/96  9/30/95  9/30/94   9/30/93  9/30/92*
--------------            -------  -------  -------  -------  -------   -------  --------
Per share operating
 performance
Net asset value,
 beginning of period....  $ 13.18  $ 12.91  $ 13.29  $ 12.75  $ 14.04   $ 14.39  $ 14.30
Income from investment
 operations
Net investment income
 (loss).................     0.79     0.97     0.89     0.84     0.84      1.06     0.44
Net realized and
 unrealized gain (loss)
 on investments.........     0.47     0.26    (0.37)    0.61    (1.30)    (0.31)    0.09
                          -------  -------  -------  -------  -------   -------  -------
Total from investment
 operations.............     1.26     1.23     0.52     1.45    (0.46)     0.75     0.53
Less distributions
Distributions from net
 investment income......    (0.83)   (0.96)   (0.90)   (0.91)   (0.83)    (1.10)   (0.44)
Distributions from
 capital gains..........       --       --       --       --       --        --       --
                          -------  -------  -------  -------  -------   -------  -------
Total Distributions.....    (0.83)   (0.96)   (0.90)   (0.91)   (0.83)    (1.10)   (0.44)
                          -------  -------  -------  -------  -------   -------  -------
Net asset value, end of
 period.................  $ 13.61  $ 13.18  $ 12.91  $ 13.29  $ 12.75   $ 14.04  $ 14.39
                          =======  =======  =======  =======  =======   =======  =======
Total Return(b).........     9.95%    9.86%    4.09%   11.82%   (3.39%)    5.41%    3.37%
Ratios/supplemental data
Net assets, end of
 period (in thousands)..  $94,279  $53,176  $21,092  $24,472  $30,142   $47,780  $36,740
Ratio of expenses to
 average net assets.....     1.05%    1.05%    1.05%    1.32%    1.38%     1.04%    0.36%(a)
Ratio of expenses to
 average net assets
 excluding waiver.......     1.18%    1.18%    1.31%    1.36%    1.39%     1.22%    1.21%(a)
Ratio of net investment
 income (loss) to
 average net assets.....     5.73%    7.01%    6.84%    6.73%    6.33%     7.31%    8.00%(a)
Portfolio turnover
 rate...................      114%     100%     254%     368%     455%      102%       9%
Average commission rate
 on portfolio
 transactions...........       --       --       --       --       --        --       --

                            Year     Year     Year     Year     Year       Year      Year
                           Ended     Ended    Ended    Ended    Ended     Ended     Ended
Class C Shares+           9/30/98   9/30/97  9/30/96  9/30/95  9/30/94   9/30/93   9/30/92*
---------------           --------  -------  -------  -------  -------   --------  --------
Per share operating
 performance
Net asset value,
 beginning of period....  $  13.18  $ 12.93  $ 13.31  $ 12.76  $ 14.06   $  14.40  $ 14.30
Income from investment
 operations
Net investment income
 (loss).................      0.72     0.86     0.84     0.79     0.82       0.99     0.41
Net realized and
 unrealized gain (loss)
 on investments.........      0.48     0.30    (0.38)    0.61    (1.37)     (0.31)    0.10
                          --------  -------  -------  -------  -------   --------  -------
Total from investment
 operations.............      1.20     1.16     0.46     1.40    (0.55)      0.68     0.51
Less distributions
Distributions from net
 investment income......     (0.77)   (0.91)   (0.84)   (0.85)   (0.75)     (1.02)   (0.41)
Distributions from
 capital gains..........        --       --       --       --       --         --       --
                          --------  -------  -------  -------  -------   --------  -------
Total Distributions.....     (0.77)   (0.91)   (0.84)   (0.85)   (0.75)     (1.02)   (0.41)
                          --------  -------  -------  -------  -------   --------  -------
Net asset value, end of
 period.................  $  13.61  $ 13.18  $ 12.93  $ 13.31  $ 12.76   $  14.06  $ 14.40
                          ========  =======  =======  =======  =======   ========  =======
Total Return(b).........      9.46%    9.29%    3.57%   11.33%   (3.97%)     4.86%    3.24%
Ratios/supplemental data
Net assets, end of
 period (in thousands)..  $112,901  $75,046  $58,239  $62,155  $77,888   $127,346  $65,661
Ratio of expenses to
 average net assets.....      1.55%    1.55%    1.55%    1.74%    1.88%      1.54%    0.83%(a)
Ratio of expenses to
 average net assets
 excluding waiver.......      1.67%    1.68%    1.81%    1.79%    1.90%      1.72%    1.67%(a)
Ratio of net investment
 income (loss) to
 average net assets.....      5.22%    6.51%    6.36%    6.24%    6.21%      6.81%    7.53%(a)
Portfolio turnover
 rate...................       114%     100%     254%     368%     455%       102%       9%
Average commission rate
 on portfolio
 transactions...........        --       --       --       --       --         --       --

-------
* Reflects operations for the period from April 29, 1992 (commencement of operations) to September 30, 1992.
(a) Annualized.
(b) Total return does not reflect sales commissions and is not annualized. + Designated "Class B" shares prior to October 18, 1999.

Evergreen Quality Income Fund

                                                                      Period
                                                                      ended
Class Y Shares                                                       9/30/98*
--------------                                                       --------
Per share operating performance
Net asset value, beginning of period................................  $13.20
Income from investment operations
Net investment income (loss)........................................    0.78
Net realized and unrealized gain (loss) on investments..............    0.39
                                                                      ------
Total from investment operations....................................    1.17
Less distributions
Distributions from net investment income............................   (0.68)
Distributions from capital gains....................................      --
                                                                      ------
Total distributions.................................................   (0.68)
                                                                      ------
Net asset value, end of period......................................  $13.69
                                                                      ======
Total Return........................................................    8.94%
Ratios/supplemental data
Net assets, end of period (in thousands)............................  $    1
Ratio of expenses to average net assets.............................    0.80%(a)
Ratio of expenses to average net assets excluding waiver............    0.93%(a)
Ratio of net investment income (loss) to average net assets.........    7.09%(a)
Portfolio turnover rate.............................................     114%

-------
* For the period from November 19, 1997 (initial offering of Class Y shares) to September 30, 1998.
(a) Annualized.

-------------------------------------------------------------------------------

                      INVESTMENT OBJECTIVES AND POLICIES

-------------------------------------------------------------------------------

     Each Fund's investment objectives are nonfundamental; as a result a Fund may change its objectives without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. These fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding a Fund's fundamental investment policies or other related investment policies. There can be no assurance that any Fund's investment objectives will be achieved.

     In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Other Investment Practices and Risk Factors" below.

     Any percentage limitation on a Fund's investments will apply only at the time of investment; a Fund would not be considered to have violated any such limitation, unless an excess or deficiency occurs or exists immediately after and as a result of an investment. In addition, a Fund will not necessarily dispose of a security when its rating is reduced below any applicable minimum rating, although the investment adviser of the Fund will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

Evergreen Capital Balanced Fund

     Evergreen Capital Balanced Fund's investment objective is to seek capital growth and current income. The Fund invests in a diversified portfolio of equity and fixed-income securities which Mentor Investment Advisors, LLC ("Mentor Advisors") believes will produce both capital growth and current income.

     The Fund may invest in almost any type of security. The Fund's securities will include some securities selected primarily to provide for growth in value, others selected for current income, and others for stability of principal.

     Mentor Advisors will adjust the proportions of the Fund's assets invested in the different types of securities in response to changing market conditions. For example, under certain market conditions, Mentor Advisors may judge that most of the Fund's assets should be invested in equity securities, and that only a relatively small portion of the Fund's assets should be invested in fixed-income securities. At other times, Mentor Advisors may invest most of the Fund's assets in fixed-income securities, with a corresponding reduction in the portion of the Fund's assets invested in equity securities. Under normal circumstances, the Fund will invest at least 25% of its assets in fixed-income securities and 25% of its assets in equity securities.

     The Fund will invest in debt securities and preferred stocks of investment grade, and the Fund will seek under normal market conditions to maintain a portfolio of such securities with a dollar-weighted average rating of A or better. A security will be considered to be of "investment grade" if, at the time of investment by the Fund, it is rated at least Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by Standard & Poor's Ratings Services ("S&P") or the equivalent by another nationally recognized rating organization or, if unrated, determined by Mentor Advisors to be of comparable quality. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. See the Appendix for descriptions of securities ratings assigned by Moody's and S&P.

     At times Mentor Advisors may decide that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Mentor Advisors may temporarily use alternative investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would be permitted to hold all or any portion of its assets in high quality fixed-income securities, cash, or money market instruments. It is impossible to predict when, or for how long, the Fund will use these alternative strategies.

Evergreen Capital Growth Fund

     The investment objective of Evergreen Capital Growth Fund is to provide long-term appreciation of capital. The Fund may invest in a wide variety of securities which Mentor Advisors believes offer the potential for capital appreciation over both the intermediate- and long-term. The Fund does not invest for current income.

     The Fund invests primarily in common stocks of companies believed by Mentor Advisors to have the potential for capital appreciation. The Fund may invest without limit in preferred stocks, investment grade bonds, convertible preferred stocks, convertible debentures, and any other class or type of security Mentor Advisors believes offers the potential for capital appreciation. In selecting investments, Mentor Advisors will attempt to identify securities it believes will provide capital appreciation over the intermediate- or long-term due to changes in the financial condition of issuers, changes in financial conditions generally, or other factors. The Fund also may invest in fixed-income securities, and cash or money market investments, for temporary defensive purposes.

Evergreen Growth Fund

     Evergreen Growth Fund's investment objective is long-term capital growth. Although the Fund may receive current income from dividends, interest, and other sources, income is only an incidental consideration.

     The Fund attempts to achieve long-term capital growth by investing in a diversified portfolio of securities. Under normal circumstances at least 75% of the Fund's assets will be invested in common stocks of companies domiciled or located in the United States. Although the Fund may invest in companies of any size, the Fund invests principally in common stocks of small to mid-sized companies. The Fund invests in companies that, in the opinion of Mentor Advisors, have demonstrated earnings, asset values, or growth potential not yet reflected in their market price. A key indication of such undervaluation considered by Mentor Advisors is earnings growth which is above average compared to the S&P 500 Index. Other important factors in selecting investments include a strong balance sheet and product leadership in niche markets. Mentor Advisors believes that such investments may offer better than average potential for long-term capital growth.

     Small and mid-size companies may present greater opportunities for capital growth than do larger companies because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may change in value more than those of larger, more established companies.

Evergreen High Income Fund

     Evergreen High Income Fund's investment objective is to seek high current income. Capital growth is a secondary objective when consistent with the objective of seeking high current income.

     The Fund may invest in both lower-rated and higher-rated fixed-income securities, including debt securities, convertible securities, and preferred stocks that are consistent with its primary investment objective of high current income. The Fund's remaining assets may be held in cash or money market instruments, or invested in common stocks and other equity securities. The Fund may at times hold a substantial portion of its assets in mortgage-backed and other asset-backed securities.

     The Fund may invest in securities of any maturity. Mentor Advisors will adjust the expected average life of the investments held in the Fund from time to time, depending on its assessment of relative yields and risks of securities of different maturities and its expectations of future changes in interest rates. At times when the expected average life of the investments held by the Fund is longer, the values of the securities held by the Fund will generally change more in response to changes in interest rates than at times when the expected average life is shorter.

     Differing yields on fixed-income securities of the same maturity are a function of several factors, including the relative financial strength of their issuers. Higher yields are generally available from securities in the lower categories of recognized rating agencies: Baa or lower by Moody's or BBB or lower by S&P. The Fund may invest any portion of its assets (and normally will invest at least 65% of its assets) in such securities and in unrated securities determined by Mentor Advisors to be of comparable quality. The Fund will normally invest a substantial portion of its assets in securities rated below Baa by Moody's or BBB by S&P and in unrated securities determined by Mentor Advisors to be of comparable quality. Securities rated below Baa by Moody's or BBB by S&P are considered to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing and may be in default. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Appendix to this Prospectus. See "Other Investment Practices and Risk Factors--Lower-Rated Securities," below.

     The Fund may at times invest up to 10% of its assets in securities rated in the lowest grades (Ca or C in the case of Moody's and CC, C, or D in the case of S&P) or in unrated securities determined by Mentor Advisors to be of comparable quality, if Mentor Advisors believes that there are prospects for an upgrade in a security's rating or a favorable conversion of a security into other securities. The Fund might also invest in such securities if Mentor Advisors were to believe that, upon completion of any contemplated exchange offer or reorganization involving a security or its issuer, the Fund would receive securities or other assets offering significant opportunities for capital appreciation or future high rates of current income.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

     The Fund seeks its secondary objective of capital growth, when consistent with its primary objective of seeking high current income, by investing in securities which may be expected to appreciate in value as a result of declines in long-term interest rates or of favorable developments affecting the business or prospects of the issuer which may improve the issuer's financial condition and credit rating.

     At times, Mentor Advisors may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times Mentor Advisors may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest without limitation in money market instruments and in U.S. government or agency obligations, or invest in any other fixed-income security Mentor Advisors considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use such alternative strategies.

     The Fund will not invest more than 15% of its net assets (determined at the time of investment) in securities determined to be illiquid. Certain securities that are restricted as to resale may nonetheless be resold by the Fund in accordance with Rule 144A under the Securities Act of 1933, as amended. Such securities may be determined by Mentor Advisors to be liquid for purposes of compliance with the limitation on the Fund's investment in illiquid securities. There can, however, be no assurance that the Fund will be able to sell such securities at any time when Mentor Advisors deems it advisable to do so or at prices prevailing for comparable securities that are more widely held.

Evergreen Perpetual Global Fund

     The investment objective of Evergreen Perpetual Global Fund is to seek long-term growth of capital through a diversified portfolio of marketable securities made up primarily of equity securities, including common stocks, preferred stocks, securities convertible into common stocks, and warrants. The Fund may also invest in debt securities and other fixed-income securities of private or governmental issuers (including zero-coupon securities) which Mentor Perpetual Advisors, LLC ("Mentor Perpetual") believes to be consistent with the Fund's objective.

     It is expected that the Fund's investments will normally be spread broadly around the world, although (except as described in the next sentence) there is no limit on the amount of the Fund's assets that may be invested in any single country. Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in securities of at least three countries, one of which may be the United States. The Fund may invest all of its assets in securities of issuers outside the U.S., and for temporary defensive purposes may at times invest all of its assets in securities of U.S. issuers. To the extent that the Fund invests a substantial portion of its assets in securities of issuers located in a single country, it will be more susceptible to adverse economic, business, political, or regulatory conditions in or affecting that country than if it were to invest in a geographically more diverse portfolio. The Fund may invest in closed-end investment companies holding foreign securities. The Fund also may hold a portion of its assets in cash or cash equivalents, including foreign and domestic money market instruments.

     It is likely that, at times, a portion of the Fund's assets will be invested in securities of issuers in emerging markets, including under-developed and developing nations. Investments in emerging markets are subject to the same risks applicable to foreign investments generally although those risks may be increased due to conditions in such markets. For example, the securities markets and legal systems in emerging markets may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Although many of the securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets. The Fund may also invest a portion of its assets in securities traded in the over-the-counter markets and not on any exchange, which may affect the liquidity of the investment and expose the Fund to the credit risk of its counterparties in trading those investments. See "Other Investment Practices and Risk Factors--Foreign Securities."

     Mentor Perpetual may seek investment opportunities in securities of large, widely traded companies as well as securities of small, less well-known companies. Small companies may present greater opportunities for investment return, but may also involve greater risk. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume. As a result the prices of these securities may fluctuate more than prices of securities of larger, more established companies.

     Except as described below, debt and fixed-income securities in which the Fund may invest will be investment grade securities or those of equivalent quality as determined by Mentor Perpetual. The Fund may invest up to 5% of its total assets in debt securities rated Baa or below by Moody's, or BBB or below by S&P, or deemed by Mentor Perpetual to be of comparable quality, and may invest in securities rated as low as C by Moody's or D by S&P. Securities rated Baa or BBB lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. Securities rated below investment grade are commonly referred to as "junk bonds" and are predominately speculative. Securities rated D may be in default with respect to payment of principal or interest. A description of securities ratings is contained in the Appendix to this Prospectus.

Evergreen Quality Income Fund

     Evergreen Quality Income Fund's investment objective is to seek high current income consistent with what Mentor Advisors believes to be prudent risk. The Fund may invest in debt securities, including both U.S. government and corporate obligations, and in other income-producing securities, including preferred stocks and dividend-paying common stocks. The Fund may also hold a portion of its assets in cash or money market instruments.

     The Fund will normally invest at least 80% of its assets in U.S. Government securities and in other securities rated at least A by Moody's or S&P, or at a comparable rating by another nationally recognized rating organization, or, if unrated, determined by Mentor Advisors to be of comparable quality. The Fund may invest the remaining 20% of its assets in lower-rated securities, including securities rated below investment grade (or, if unrated, determined by Mentor Advisors to be of comparable quality). Securities rated below investment grade are considered to be of poor standing and predominantly speculative. Assurance of interest and principal payments or of maintenance of other terms of the securities' contract over any long period of time may be small. The Fund will not invest more than 10% of its assets in securities rated Ca or below by Moody's or CC or below by S&P. See "Other Investment Practices and Risk Factors--Lower-Rated Securities." A description of securities ratings is contained in the Appendix to this Prospectus.

     Mentor Advisors may take full advantage of the entire range of maturities of the securities in which the Fund may invest and may adjust the average maturity of the Fund's securities from time to time, depending on its assessment of relative yields on securities of different maturities and expectations of future changes in interest rates. The Fund may invest any portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities (including certain "residual" interests), and in other asset-backed securities which involve certain risks. The Fund may also invest any portion of its assets in securities representing secured or unsecured interests in other types of assets, such as automobile finance or credit card receivables. See "Other Investment Practices and Risk Factors--Mortgage-Backed Securities; Other Asset-Backed Securities" and "--Other Mortgage-Related Securities" below.

     The Fund may borrow money to invest in additional securities; this practice involves risks. See "Other Investment Practices and Risk Factors-- Leverage," below. The Fund may also engage in a variety of interest rate transactions, including swaps, caps, floors, and collars. See "Other Investment Practices and Risk Factors--Interest Rate Transactions" below for a description of risks associated with these transactions.

-------------------------------------------------------------------------------

                  OTHER INVESTMENT PRACTICES AND RISK FACTORS

-------------------------------------------------------------------------------

     Each of the Funds (except as noted below) may engage in the other investment practices described below. See the SAI for a more detailed description of these practices and certain risks they may involve.

Mortgage-Backed Securities; Other Asset-Backed Securities. (Balanced, High
----------------------------------------------------------
Income, Quality Income) Each Fund may invest in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including CMOs and, in the case of the Quality Income Fund, "residual" interests therein (described more fully below). Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Mortgage-backed securities currently offer yields higher than those available from many other types of fixed-income securities but because of their prepayment aspects, their price volatility and yield characteristics will change based on changes in prepayment rates. As a result, mortgage-backed securities are less effective than other securities as a means of "locking in" long-term interest rates. Generally, prepayment rates increase if interest rates fall and decrease if interest rates rise. For many types of mortgage-backed securities, this can result in unfavorable changes in price and yield characteristics in response to changes in interest rates and other market conditions. For example, as a result of their prepayment aspects, mortgage-backed securities have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

     Mortgage-backed securities have yield and maturity characteristics that are dependent upon the mortgages underlying them. Thus, unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on these securities may include both interest and a partial payment of principal. In addition to scheduled loan amortization, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the effective durations of such securities.

     Each Fund may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage assets. A Fund may invest in both the interest-only--or "IO"--class and the principal-only--or "PO"--class. The yield to maturity and price of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's net asset value. This would typically be the case in an environment of falling interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may under some circumstances fail to fully recoup its initial investment in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

     Certain mortgage-backed securities held by the Funds may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     Each Fund may invest in securities representing interests in other types of financial assets, such as automobile-finance receivables or credit-card receivables. Such securities may or may not be secured by the receivables themselves or may be unsecured obligations of their issuers. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. For example, the laws of certain states may prevent or restrict repossession of collateral from a debtor.

     The Funds may also invest in other types of mortgage-related securities, including any securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property, including CMO "residual" interests. "Residual" interests represent the right to any excess cash flow remaining after all other payments are made among the various tranches of interests issued by structured mortgage-backed vehicles. The values of such interests are extremely sensitive to changes in interest rates and in prepayment rates on the underlying mortgages. In the event of a significant change in interest rates or other market conditions, the value of an investment by the Fund in such interests could be substantially reduced and the Fund may be unable to dispose of the interests at prices approximating the values the Fund had previously assigned to them or to recoup its initial investment in the interests. The Funds may invest in new types of mortgage-related securities that may be developed and marketed from time to time. If any of the Funds were to invest in such newly developed securities, shareholders would, where appropriate, be notified and this Prospectus would be revised accordingly.

     Mortgage-backed securities and other asset-backed securities are "derivative" securities and present certain special risks. The Funds may invest in a wide variety of such securities, including mortgage-backed and other asset-backed securities that will pay principal or interest only under certain circumstances, or in amounts that may increase or decrease substantially depending on changes in interest rates or other market factors. Such securities may experience extreme price volatility in response to changes in interest rates or other market factors; this may be especially true in the case of securities where the amounts of principal or interest paid, or the timing of such payments, varies widely depending on prevailing interest rates.

     A Fund's investment adviser may not be able to obtain current market quotations for certain mortgage-backed or asset-backed securities at all times, or to obtain market quotations believed by it to reflect the values of such securities accurately. In such cases, a Fund's investment adviser may be required to estimate the value of such a security using quotations provided by pricing services or securities dealers making a market in such securities, or based on other comparable securities or other bench-mark securities or interest rates. Mortgage-backed and other asset-backed securities in which a Fund may invest may be highly illiquid, and a Fund may not be able to sell such a security at a particular time or at the value it has placed on that security.

     In calculating the value and duration of mortgage-backed or other asset-backed securities, a Fund's investment adviser will be required to estimate the extent to which the values of the securities are likely to change in response to changes in interest rates or other market conditions, and the rate at which prepayments on the underlying mortgages or other assets are likely to occur under different scenarios. There can be no assurance that a Fund's investment adviser will be able to predict the amount of principal or interest to be paid on any security under different interest rate or market conditions or that its predictions will be accurate, nor can there be any assurance that a Fund will recover the entire amount of the principal paid by it to purchase any such securities.

Zero-Coupon Bonds. (Global, Balanced, High Income, Quality Income) Each Fund
------------------
may at times invest in so-called "zero-coupon" bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Because zero-coupon bonds do not pay current interest, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest currently. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required for federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy this distribution requirement.

Premium Securities. The Funds may at times invest in securities bearing coupon
-------------------
rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amount payable on maturity. Although a Fund generally amortizes the amount of any such premium into income, the Fund may recognize a capital loss if such premium securities are called or sold prior to maturity and the call or sale price is less than the purchase price. Additionally, a Fund may recognize a capital loss if it holds such securities to maturity.

Lower-Rated Securities. (Quality Income, High Income) Investors should
-----------------------
carefully consider their ability to assume the risks of owning shares of a mutual fund that invests in lower-rated securities (sometimes referred to as "junk bonds") before making an investment. The lower ratings of lower-rated securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit a Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. It is possible that legislation may be adopted in the future limiting the ability of certain financial institutions to purchase lower-rated securities; such legislation may adversely affect the liquidity of such securities. In the absence of a liquid trading market for securities held by it, a Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody's or S&P does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. For more information about the rating services' descriptions of lower-rated securities, see the Appendix to this Prospectus.

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of a Fund's assets. Conversely, during periods of rising interest rates, the value of a Fund's assets will generally decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the values of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect a Fund's net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Mentor Advisors will monitor the investment to determine whether continued investment in the security will assist in meeting a Fund's investment objectives.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called "leveraged buy-out" transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

     A Fund may invest in lower-rated securities which trade infrequently or in more limited volume than higher-rated securities (including illiquid securities), or which are restricted as to resale. In addition, a substantial portion of a Fund's assets may at times be invested in securities as to which the Fund, by itself or together with other accounts managed by Mentor Advisors and its affiliates, holds a major portion or all of such securities, which may limit the liquidity of such securities. A Fund could find it difficult or impossible to sell illiquid securities when Mentor Advisors believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. In many cases, such securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund's net asset value. In order to enforce its rights in the event of a default under securities in cases where a Fund holds a major portion or all of the outstanding issue, a Fund may be required to take possession of and manage assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the Fund's net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings.

     A Fund may at times invest in so-called "payment-in-kind" bonds. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that pay interest currently. Even though such bonds do not pay current interest in cash, a Fund is nonetheless required for Federal income tax purposes to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy this distribution requirement.

     Certain securities held by a Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     A Fund may at times invest in securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. A Fund does not amortize the premium paid for such securities in calculating its net investment income. Consequently, if such premium securities are called or sold prior to maturity, a Fund may recognize a capital loss to the extent the call or sale price is less than the purchase price. Additionally, a Fund will recognize a capital loss if its holds such securities to maturity.

     Mentor Advisors seeks to minimize the risks involved in investing in lower-rated securities through diversification and careful investment analysis. When a Fund invests in high yield securities in the lower rating categories, achievement of the Fund's goals depends more on its adviser's investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Options and Futures. Each Fund may buy and sell call and put options on
--------------------
securities it owns to hedge against changes in net asset value or to realize a greater current return. In addition, through the purchase and sale of futures contracts and related options, the Funds may at times seek to hedge against fluctuations in net asset value and, to the extent consistent with applicable law, to increase its investment return. In addition, the Funds may buy and sell options and futures contracts (including index futures contracts, described below) to implement changes in its asset allocations among various market sectors, pending the sale of its existing investments and reinvestment in new securities.

     The Funds' ability to engage in options and futures strategies will depend on the availability of liquid markets in such instruments. It is impossible to predict the amount of trading interest that may exist in various types of options or futures contracts. Therefore, there is no assurance that the Funds will be able to utilize these instruments effectively for the purposes stated above. Although the Funds will only engage in options and futures transactions for limited purposes, those transactions involve certain risks which are described below and in the SAI. Transactions in options and futures contracts involve brokerage costs and may require the Funds to segregate assets to cover its outstanding positions. For more information, see the SAI.

Index Futures and Options. Each Fund may buy and sell index futures contracts
--------------------------
("index futures") and options on index futures and indices for hedging purposes (or may purchase warrants whose value is based on the value from time to time of one or more foreign securities indices). An "index futures" contract is a contract to buy or sell units of a particular bond or stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time when a Fund enters into and terminates an index futures or option transaction, the Fund realizes a gain or loss. The Funds may also, to the extent consistent with applicable law, buy and sell index futures and options to increase investment return.

Risks Related to Options and Future Strategies. Options and futures
-----------------------------------------------
transactions involve costs and may result in losses. Certain risks arise because of the possibility of imperfect correlation between movements in the prices of futures and options and movements in the prices of the underlying security or index or of the securities held by a Fund that is the subject of a hedge. The successful use by a Fund of the strategies described above further depends on the ability of its investment adviser to forecast market movements correctly. Other risks arise from a Fund's potential inability to close out futures or options positions. Although a Fund will enter into options or futures transactions only if its investment adviser believes that a liquid secondary market exists for such option or futures contract, there can be no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. Transactions in options and futures contracts involve brokerage costs and may require a Fund to segregate assets to cover its outstanding positions. For more information, see the SAI. Federal tax considerations may also limit a Fund's ability to engage in options and futures transactions.

     Each Fund's options and futures contract transactions will generally be conducted on recognized exchanges. However, a Fund may purchase and sell options in transactions in the over-the-counter markets. A Fund's ability to terminate options in the over-the-counter markets may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to the Fund. A Fund will, however, engage in over-the-counter transactions only when appropriate exchange-traded transactions are not appropriate and when, in the opinion of its investment adviser, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     The Funds will not purchase futures or options on futures or sell futures if as a result the sum of the initial margin deposits on the Funds' existing futures positions and premiums paid for outstanding options on futures contracts would exceed 5% of the Funds' assets. (For options that are "in-the-money" at the time of purchase, the amount by which the option is "in-the-money" is excluded from this calculation.)

Securities Loans and Repurchase Agreements. Each Fund may lend portfolio
-------------------------------------------
securities and may enter into repurchase agreements with banks, broker/dealers, and other recognized financial institutions. Each Fund may enter into each type of transaction on up to one-third of its assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Leverage. (Quality Income, High Income, Balanced) Each Fund may borrow money
---------
to invest in additional securities. Certain other Funds may engage in reverse repurchase agreements, forward commitments, and dollar-roll transactions described below and in the SAI, which may have the same economic effect as if the Funds had borrowed money.

     The use of borrowed money, known as "leverage," increases a Fund's market exposure and risk and may result in losses. When a Fund has borrowed money for leverage and its investments increase or decrease in value, its net asset value will normally increase or decrease more than if it had not borrowed money for this purpose. The interest that the Fund must pay on borrowed money will reduce its net investment income, and may also either offset any potential capital gains or increase any losses. The Funds currently intend to use leverage in order to adjust the dollar-weighted average duration of their portfolios. A Fund will not always borrow money for investment and the extent to which a Fund will borrow money, and the amount it may borrow, depends on market conditions and interest rates. Successful use of leverage depends on an investment adviser's ability to predict market movements correctly. The amount of leverage (including leverage to the extent employed by a Fund through "reverse repurchase agreements," "dollar-roll" transactions, and "forward commitments," described below) that can exist at any one time will not exceed one-third of the value of a Fund's total assets (less all liabilities of the Fund other than the leverage).

Reverse Repurchase Agreements; Forward Commitments. (Capital Growth, Quality
---------------------------------------------------
Income, Balanced, High Income, Global) Each Fund may enter into "reverse" repurchase agreements. Each Fund may do so with respect to up to one-third of its assets. "Reverse" repurchase agreements generally involve the sale by a Fund of securities held by it and an agreement to repurchase the securities at an agreed-upon price, date, and interest payment. Each Fund also may enter into forward commitments, in which a Fund buys securities for future delivery. Reverse repurchase agreements and forward commitments involve leverage, and may increase a Fund's overall investment exposure. Their use by a Fund may result in losses. Quality Income Fund may enter into reverse repurchase agreements to create investment leverage.

Dollar-Roll Transactions. (Capital Growth, Quality Income, Balanced, High
-------------------------
Income, Global) In order to enhance portfolio returns and manage prepayment risks, each Fund may engage in dollar-roll transactions with respect to mortgage-related securities issued by Government National Mortgage Association, Federal National Mortgage Association, and Federal Home Loan Mortgage Association. In a dollar-roll transaction, a Fund sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution at a later date at an agreed upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Dollar-roll transactions involve leverage, and may increase a Fund's overall investment exposure. Their use by a Fund may result in losses.

Foreign Securities. (Capital Growth, Quality Income, Balanced, High Income,
-------------------
Global) Each Fund may invest in securities principally traded in foreign markets. Capital Growth Fund will limit such investments to 15% of its total assets. (Those percentage limitations do not apply to American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs"), and other U.S. dollar-denominated securities of issuers located outside the United States.) Since foreign securities are normally denominated and traded in foreign currencies, the values of a Fund's assets may be affected favorably or unfavorably by changes in currency exchange rates and by exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

     In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of a Fund's investments in certain foreign countries. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities. A Fund may buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments as described more fully below.

     A Fund may invest in ADRs and GDRs, which represent interests in foreign securities held by a bank, trust company, or other organization. Investments in ADRs and GDRs are subject to many of the same risks of investing in foreign securities generally.

     The risks described above are typically increased to the extent that a Fund invests in securities traded in underdeveloped and developing nations, which are sometimes referred to as "emerging markets."

Foreign Currency Exchange Transactions. Each Fund that may invest in foreign
---------------------------------------
securities may engage in foreign currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. A Fund may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect against changes in the value of specific portfolio positions ("position hedging").

     A Fund also may engage in transaction hedging to protect against a change in foreign currency exchange rates between the date on which a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. A Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging.

     A Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts, for hedging and not for speculation. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. For transaction hedging purposes, a Fund may also purchase and sell call and put options on foreign currency futures contracts and on foreign currencies. A Fund may engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in value of a currency in which securities the Portfolio intends to buy are denominated). For position hedging purposes, a Fund may purchase or sell foreign currency futures contracts and foreign currency forward contracts, and may purchase and sell put and call options on foreign currency futures contracts and on foreign currencies. In connection with position hedging, a Fund may also purchase or sell foreign currencies on a spot basis.

     Although there is no limit to the amount of a Fund's assets that may be invested in foreign currency exchange and foreign currency forward contacts, a Fund will only enter into such transactions to the extent necessary to effect the hedging transactions described above.

Interest Rate Transactions. (Global, Balanced, High Income, Quality Income) In
---------------------------
order to attempt to protect the value of its portfolio from interest rate fluctuations and to adjust the interest-rate sensitivity of its portfolio, each Fund may enter into interest rate swaps and other interest rate transactions, such as interest rate caps, floors, and collars. Interest rate swaps involve the exchange by a Fund with another party of different types of interest-rate streams (e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The purchase of an interest rate cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. Each Fund intends to use these interest rate transactions as a hedge and not as a speculative investment. A Fund's ability to engage in certain interest rate transactions may be limited by tax considerations.

     The use of interest rate swaps and other interest rate transactions is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a Fund's investment adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

Indexed Securities. (Global) The Fund may invest in indexed securities, the
-------------------
values of which are linked to currencies, interest rates, commodities, indices, or other financial indicators. Investment in indexed securities involves certain risks. In addition to the credit risk of the securities issuer and normal risks of price changes in response to changes in interest rates, the principal amount of indexed securities may decrease as a result of changes in the value of the reference instruments. Also, in the case of certain indexed securities where the interest rate is linked to a reference instrument, the interest rate may be reduced to zero and any further declines in the value of the security may then reduce the principal amount payable on maturity. Further, indexed securities may be more volatile than the reference instruments underlying indexed securities.

Portfolio Turnover. The length of time a Fund has held a particular security
-------------------
is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." As a result of each Fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such transactions may result in realization of taxable gains. The portfolio turnover rate for the High Income Fund is not expected to exceed 200% for the current fiscal year. Portfolio turnover rates for the ten most recent fiscal years (or for the life of a Fund if shorter) for the other Funds are contained in the section "Financial Highlights."

-------------------------------------------------------------------------------

                                  MANAGEMENT

-------------------------------------------------------------------------------

Fund Structure. Each Fund is an investment pool, which invests shareholders'
---------------
money towards a specified goal. Each Fund is a diversified series of Evergreen International Trust, Evergreen Equity Trust or Evergreen Fixed-Income Trust, each an open-end, management investment company. Each Evergreen Trust was organized as a Delaware business trust on September 18, 1997.

Board of Trustees. Each Evergreen Trust is supervised by a Board of Trustees
------------------
that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee each Fund's activities, reviewing, among other things, each Fund's performance and its contractual arrangements with various service providers. The Trustees are responsible for generally overseeing the conduct of each Trust's business.

Shareholder Rights. All shareholders have equal voting, liquidation and other
-------------------
rights. Each share is entitled to one vote for each dollar of net asset value applicable to such share. Shareholders may exchange shares as described under "How to Buy Shares", but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of the Funds are redeemable, transferable and freely assignable as collateral. The Evergreen Trusts may establish additional classes and series of shares.

     The Funds do not hold annual shareholder meetings; a Fund may, however, hold special meetings for such purposes as electing or removing trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Funds are prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect trustees.

Investment Advisors. Mentor Advisors is the investment adviser to each of the
--------------------
Funds other than Evergreen Perpetual Global Fund. Mentor Perpetual is the investment adviser to Evergreen Perpetual Global Fund. Each of the investment advisers is located at 901 East Byrd Street, Richmond, Virginia 23219.

     Mentor Advisors has over $15 billion in assets under management and is a subsidiary of First Union Corporation, the sixth largest bank holding company in the United States, with over $230 billion in consolidated assets as of 6/30/99. First Union Corporation ("First Union") is located at 301 South College Street, Charlotte, North Carolina 28288-0013. Mentor Perpetual, an investment advisory firm organized in 1995, is owned equally by Perpetual plc, a diversified financial services holding company, and Mentor Advisors. The Perpetual organization currently serves as investment adviser for assets of more than $14 billion. Its clients include 28 unit and investment trusts and other public investment pools including private individuals, charities, pension plans, and life assurance companies.

     Each of the Funds (other than Evergreen Perpetual Global Fund) pays management fees to Mentor Advisors at the annual rates described above under "Expense Summary--Annual Portfolio Operating Expenses". Evergreen Perpetual Global Fund pays fees to Mentor Perpetual at an annual rate of 1.10% of its average daily net assets up to and including $75 million and 1.00% of its average daily net assets in excess of $75 million. An investment adviser may from time to time voluntarily waive some or all of its investment advisory fees and may terminate any such voluntary waiver at any time in its sole discretion.

Portfolio Managers. The portfolio managers of Evergreen Growth Fund are
-------------------
Theodore W. Price, CFA, Linda A. Ziglar, CFA and Jeffrey S. Drummond, CFA. Mr. Price is a Managing Director, portfolio manager and Leader of the Small Capitalization Growth Team of Mentor Advisors. He has 30 years of investment management experience, including ten years as vice chairman and portfolio manager of Wheat Investment Advisors. Ms. Ziglar is a Managing Director and portfolio manager joining Mentor Advisors in 1991. Mr. Drummond is a Senior Vice President and portfolio manager joining Mentor Advisors in 1993.

     The portfolio managers of Evergreen Capital Growth Fund are John G. Davenport, CFA, Richard H. Skeppstrom, II, Steven A. Certo, E. Craig Dauer, and John G. Jordan, III, CFA. Mr. Davenport is Managing Director, portfolio manager and Team Leader for the Large Capitalization Growth Team joining Mentor Advisors in 1992. Mr. Skeppstrom is Senior Vice President and portfolio manager for the Large Capitalization Growth Team joining Mentor Advisors in 1992. Mr. Certo is Vice President and portfolio manager for the Large Capitalization Growth Team joining Mentor Advisors in 1997. Prior to joining Mentor Advisors he was a research analyst with the Equity Research department of Wheat First Union. Mr. Dauer is an Assistant Vice President and portfolio manager with the Large Capitalization Growth Team joining Mentor Advisors in 1999 after previous employment as an equity research analyst at Wheat First Union. Mr. Jordan is a portfolio manager with the Large Capitalization Growth Team of Mentor Advisors. He joined the team in 1999 after previous employment as a portfolio manager at Thompson Siegel & Walmsey.

     The portfolio managers for Evergreen Perpetual Global Fund are: Robert Stephens, Scott McGlashan, Ian Brady, Kathryn Langridge, Margaret Roddan, Mark Turner, Stephen Whittaker. Mr. Stephens is Managing Director of Mentor Perpetual and global investment specialist based in Richmond, Virginia. He has 30 years of experience in international asset management. Mr. McGlashan is Far East Team Leader for the Fund, focusing on the Japanese market. He has 20 years management experience and has been with Perpetual, plc since 1987. Mr. Brady is America Team Leader for the Fund. He has over 11 years of investment management experience. Ms. Langridge is Southeast Asia and Emerging Markets Team Leader for the Fund, focusing on equity investment in the non-Japanese stock markets of the Far East and the emerging markets of Eastern Europe and Latin America. She has 16 years of investment management experience, joining Perpetual, plc in 1990. Ms. Roddan is Europe Team Leader. She has 12 years of investment experience and has been with Perpetual, plc since 1994. Mr. Turner has 9 years of investment management experience, joining Perpetual, plc in 1993. Mr. Whittaker is UK Team Leader. He has 18 years of investment management experience and has been with Perpetual, plc since 1988.

     The portfolio managers for Evergreen Balanced Fund are John G. Davenport, CFA and P. Michael Jones, CFA. Mr. Davenport is a Managing Director, equity portfolio manager and Team Leader for the Large Capitalization Growth Team joining Mentor Advisors in 1992. His team is responsible for managing the equity portion of the Fund. Mr. Jones is a Managing Director, fixed-income portfolio manager and Team Leader for the Fixed Income Team joining Mentor Advisors in 1993. His team is responsible for managing the fixed income portion of the Fund.

     The portfolio managers for Evergreen Quality Income Fund are P. Michael Jones, CFA and Todd C. Kuimjian. Mr. Jones is a Managing Director, fixed-income portfolio manager and Team Leader for the Fixed Income Team joining Mentor Advisors in 1993. Mr. Kuimjian is an Assistant Vice President and portfolio manager joining Mentor Advisors in 1994.

     The portfolio managers of Evergreen High Income Fund are P. Michael Jones, CFA and Timothy Anderson, CFA. Mr. Jones is a Managing Director, fixed-income portfolio manager and Team Leader for the Fixed Income Team joining Mentor Advisors in 1993. Mr. Anderson is Senior Vice President and portfolio manager. He has 9 years of investment management experience.

-------------------------------------------------------------------------------

                            OTHER SERVICE PROVIDERS

-------------------------------------------------------------------------------

Administrative Services. Evergreen Investment Services, Inc. ("EIS") located
------------------------
at 200 Berkeley Street, Boston, Massachusetts 02116, provides each Fund with certain administrative personnel and services necessary to operate each Fund, such as bookkeeping and accounting services. EIS provides these services to each of the Equity Funds at an annual rate of 0.15% of the Funds' average daily net assets and for the Fixed Income Funds at an annual rate of 0.10% of the Fund's average daily net assets.

Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company
---------------------------------------------
("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, acts as each Fund's transfer agent and dividend disbursing agent. ESC is an indirect, wholly owned subsidiary of First Union.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston,
----------
Massachusetts 02205-9827 acts as each Fund's custodian.

Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of
----------------------
The BISYS Group, Inc., located at 90 Park Avenue, New York, New York 10016, is the principal underwriter of each Fund.

-------------------------------------------------------------------------------

                           VALUING THE FUNDS' SHARES

-------------------------------------------------------------------------------

     The net asset value ("NAV") of each class of shares of a Fund is calculated by dividing the value of the amount of a Fund's net assets attributable to that class by the number of outstanding shares of that class. Shares are value each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. eastern time). The securities in a Fund are valued at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rates or at such other rates as may be used in accordance with procedures approved by the Trustees. As a result, fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund's shares even though there has not been any change in the values of such securities as quoted in such foreign currencies.

-------------------------------------------------------------------------------

                       DISTRIBUTION PLANS AND AGREEMENTS

-------------------------------------------------------------------------------

Distribution Plans. Each Fund's Class A, Class B and Class C shares pay for
-------------------
the expenses associated with the distribution of its shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon the following maximum annual rates: 0.75% for Class A shares, currently limited to 0.25%, 1.00% for Class B shares, and 1.00% for Class C shares.

     Of the amount that each class may under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment advisor or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or services fee during any fiscal period in excess of the amounts set forth above. Amounts paid by the Plans are used to compensate the Funds' distributor pursuant to the Distribution Agreements entered into by each Fund.

     The Plans are in compliance with the Conduct Rules of the NASD which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to an annual rate of 0.75% for Class B and Class C and 0.25% for Class A of the average aggregate annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest on the unpaid amount at the prime rate plus 1% per annum.

Distribution Agreements. Each Fund has also entered into distribution
------------------------
agreements (each a "Distribution Agreement" or collectively the "Distribution Agreements") with EDI. Pursuant to the Distribution Agreements, a Fund will compensate EDI for its services as distributor based upon the maximum annual rate as a percentage of each Fund's average daily net assets attributable to the class, as follows: 0.25% for Class A shares, 1.00% for Class B shares, and 1.00% for Class C shares.

     The Distribution Agreements provide that EDI will use the distribution fee received from the Fund for payments (1) to compensate broker-dealers or other persons for distributing shares of the Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financial (EDI may assign its rights to receive compensation under the Plans to secure such financings), (2) to otherwise promote the sales of shares of the Fund, and (3) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to a Fund's shareholders. First Union National Bank or its affiliates may finance the payments made by EDI to compensate broker-dealers or other persons for distributing shares of a Fund.

     Since EDI's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EDI, the amount of compensation received by EDI under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the level of compensation paid to EDI for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

-------------------------------------------------------------------------------

               HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU

-------------------------------------------------------------------------------

     After choosing a Fund, you select a share class. Each Fund offers four different share classes: Class A, Class B, Class C and Class Y. Each class except Class Y has its own sales charge. Pay particularly close attention to the fee structure of each class so you know how much you will be paying before you invest.

Class A Shares. If you select Class A shares, you may pay a front-end sales
---------------
charge of up to 4.75%. This charge is deducted from your investment before it is invested. The actual charge depends on the amount invested, as shown below:

                                 As a % of             As a %              Dealer
      Your                     NAV excluding          of your            commission
      Investment               sales charge          investment         as a % of NAV
      ----------               -------------         ----------         -------------
      Up to $49,999                4.75%                4.99%           4.25%
      $50,000-$99,999              4.50%                4.71%           4.25%
      $100,000-$249,999            3.75%                3.90%           3.25%
      $250,000-$499,999            2.50%                2.56%           2.00%
      $500,000-$999,999            2.00%                2.04%           1.75%
      $1,000,000 and over             0%                   0%           1.00 to .25%

     Although no front-end sales charge applies to purchases of $1,000,000 and over, you will pay a 1% deferred sales charge if you redeem any such shares within 13 months of purchase.

Two ways you can reduce your Class A sales charges:

    1. Rights of Accumulation allow you to combine your investment with all existing investments in all your Evergreen Fund accounts when determining whether you meet the threshold for a reduced Class A sales charge.

    2. Letter of Intent. If you agree to purchase at least $50,000 over a 13-month period, you pay the same sales charge as if you had invested the full amount all at once. The Fund will hold a certain portion of your investment in escrow until your commitment is met.

Contact your broker or ESC at 1-800-343-2898 if you think you may qualify for either of these services.

     The Fund may also sell Class A shares at net asset value without any initial or contingent sales charge to the Directors, Trustees, officers and employees of the Fund and the advisory affiliates of First Union, and to members of their immediate families, to registered representatives of firms with dealer agreements with EDI, and to a bank or trust company acting as trustee for a single account.

Class B Shares. If you select Class B shares, you do not pay a front-end sales
---------------
charge, so the entire amount of your purchase is invested in the Fund. However, your shares are subject to an additional expense, known as the 12b-1 fee. In addition, you may pay a deferred sales charge if you redeem your shares within 6 years after the month of purchase. The amount of the deferred sales charge depends on the length of time the shares were held, as shown below:

      Time Held                            Contingent Deferred Sales Charge
      ---------                            --------------------------------
      Month of Purchase + First 12 Month
       Period                                    5.00%
      Month of Purchase + Second 12 Month
       Period                                    4.00%
      Month of Purchase + Third 12 Month
       Period                                    3.00%
      Month of Purchase + Fourth 12 Month
       Period                                    3.00%
      Month of Purchase + Fifth 12 Month
       Period                                    2.00%
      Month of Purchase + Sixth 12 Month
       Period                                    1.00%
      Thereafter                                 0%
      After 7 years                              Converts to Class A
      Dealer Allowance                           4.00%

     The deferred sales charge percentage is applied to the value of the shares when purchased or when redeemed, whichever is less. No deferred sales charge is paid on shares purchased through dividend or capital gain reinvestments or on any gains in the value of your shares.

Class C Shares. Class C shares are similar to Class B shares, except the
---------------
deferred sales charge is less and only applies if shares are redeemed within the first year after the month of purchase. Also, these shares do not convert to Class A shares and so the higher 12b-1 fee continues for the life of the account.

      Time Held                             Contingent Deferred Sales Charge
      ---------                             --------------------------------
      Month of Purchase + Less than 1 year               1.00%
      Month of Purchase + 1 year or more                    0%

Waiver of Class B or Class C Sales Charges:

     You will not be assessed a deferred sales charge for Class B or Class C shares if you redeem shares in the following situations:

    . When the shares were purchased through reinvestment of dividends/capital gains

    .   Death or disability

    . Lump-sum distribution from a 401(k) plan or other benefit plan qualified under ERISA

    .   Automatic IRA withdrawals if your age is at least 59 1/2

    .   Automatic withdrawals of up to 1.0% of the account balance per month

    . Loan proceeds and financial hardship distributions from a retirement plan

    . Returns of excess contributions or excess deferral amounts made to a retirement plan participant

Class Y Shares. Each Fund offers Class Y shares at net asset value without an
---------------
initial sales charge, deferred sales charge or 12b-1 fees. Class Y shares are only offered to persons who owned shares in an Evergreen Fund advised by Evergreen Asset Management Corp. on or before December 31, 1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

-------------------------------------------------------------------------------

                               HOW TO BUY SHARES

-------------------------------------------------------------------------------

     Evergreen Funds' low investment minimums make investing easy. Once you decide on an amount and a share class, simply fill out an application and send in your payment, or talk to your investment professional.

       Minimum Investments                     Initial                         Additional
       -------------------                     -------                         ----------
       Regular Accounts                        $1,000                             None
       IRAs                                    $  250                             None
       Systematic Investment Plan              $   50                              $25

Method              Opening an Account                                          Adding to an Account
By Mail or through  . Complete and sign the account application.                . Make your check payable to Evergreen Funds
an Investment       . Make the check payable to Evergreen Funds.                . Write a note specifying:
Professional        . Mail the application and your check to                      - The Fund name
                      the address                                                 - Share class
                      below:                                                      - Your account number
                      Evergreen Service Company      Overnight Address:           - The name(s) in which the account is registered.
                      P.O. Box 2121                  Evergreen Service Company  . Mail to the address to the left or deliver to
                      Boston, MA 02106-2121          200 Berkeley St.             your investment representative
                                                     Boston, MA 02116-5039
                    . Or deliver them to your investment
                      representative (provided he or she has
                      a broker/dealer arrangement with EDI.)

By Phone            . Call 1-800-343-2898 to set up an                          . Call the Evergreen Express Line at 1-
                      account number and get wiring                               800-346-3858 24 hours a day or 1-800-
                      instructions (call before 12 noon if                        343-2898 between 8 a.m. and 6 p.m.
                      you want wired funds to be credited                         Eastern time, on any business day.
                      that day).                                                . If your bank account is set up on
                    . Instruct your bank to wire or transfer                      file, you can request either:
                      your purchase (they may charge a                            - Federal Funds Wire (offers immediate
                      wiring fee).                                                  access to funds) or
                    . Complete the account application and mail to:               - Electronic transfer through the
                      Evergreen Service Company      Overnight Address:             Automated Clearing House which avoids wiring
                      P.O. Box 2121                  Evergreen Service Company      fees.
                      Boston, MA 02106-2121          200 Berkeley St.
                                                     Boston, MA 02116-5039
                    . Wires received after 4 p.m. Eastern
                      time on market trading days will
                      receive the next market day's closing
                      price.*

By Exchange         . You can make an additional investment by exchange from an existing Evergreen
                      Funds account by contacting your investment representative or calling the
                      Evergreen Express Line at 1-800-346-3858.**
                    . You can only exchange shares within the same class.
                    . There is no sales charge or redemption fee when exchanging Funds within the
                      Evergreen Funds family.***
                    . Orders placed before 4 p.m. Eastern time on market trading days will receive that day's closing share price (if not, you will receive the next market day's closing price).*
                    . Exchanges are limited to three per calendar quarter, but in no event more than five per calendar year.
                    . Exchanges between accounts which do not have identical ownership must be made in writing with a signature guarantee (see below).

Systematic          . You can transfer money automatically                      . To establish automatic investing for
Investment            from your bank account into your Fund                       an existing account, call 1-800-343-
Plan                  on a monthly basis.                                         2898 for an application.
(SIP)               . Initial investment minimum is $50 if                      . The minimum is $25 per month or $75
                      you invest at least $25 per month with this service.        per quarter.
                    . To enroll, check off the box on the                       . You can also establish an investing
                      account application and provide:                            program through direct deposit from your
                      - Your bank account information                             paycheck. Call 1-800-343-2898 for details.
                      - The amount and date of your monthly
                        investment.

-------
* A Fund's shares may be made available through financial service firms which are also investment dealers and which have a service agreement with EDI. Each Fund has approved the acceptance of purchase and repurchase request orders effective as of the time of their receipt by certain authorized financial intermediaries.
** Once you have authorized either the telephone exchange or redemption service, anyone with a Personal Identification Number (PIN) and the required account information (including your broker) can request a telephone transaction in your account. All calls are recorded or monitored for verification, recordkeeping and quality-assurance purposes. The Evergreen Funds reserve the right to terminate the exchange privilege of any shareholder who exceeds the listed maximum number of exchanges, as well as to reject any large dollar exchange if placing it would, in the judgment of the portfolio manager, adversely affect the price of a Fund.
*** This does not apply to exchanges from Class A of an Evergreen Money Market
    Fund.

-------------------------------------------------------------------------------

                             HOW TO REDEEM SHARES

-------------------------------------------------------------------------------

     We offer you several convenient ways to redeem your shares in any of the Evergreen Funds:

Methods       Requirements

Call Us       . Call the Evergreen Express Line at 1-800-346-3858 24 hours a day or 1-800-343-2898 between 8 a.m. and 6 p.m. Eastern time, on any business day.
              . This service must be authorized ahead of time, and is only available for regular accounts.**
              . All authorized requests made before 4 p.m. Eastern time on market trading days will be processed at that day's closing price. Requests after 4 p.m. will be processed the following business day.*
              . We can either:
                - wire the proceeds into your bank account (service charges may apply)
                - electronically transmit the proceeds to your bank account via the Automated Clearing House service
                - mail you a check.
              . All telephone calls are recorded for your protection. We are not responsible for acting on telephone orders we believe are genuine.
              . See exceptions list below for requests that must be made in writing.

Write Us      . You can mail a redemption request to:
                   Evergreen Service Company      Overnight Address:
                   P.O. Box 2121                  Evergreen Service Company
                   Boston, MA 02106-2121          200 Berkeley St.
                                                  Boston, MA 02116-5039
              . Your letter of instructions must:
                - list the Fund name and the account number
                - indicate the number of shares or dollar value you wish to redeem
                - be signed by the registered owner(s)
              . See exceptions list below for requests that must be signature guaranteed.
              . To redeem from an IRA or other retirement account, call 1-800-
                343-2898 for a special application.

Redeem Your   . You may also redeem your shares through participating broker-
Shares in       dealers by delivering a letter as described above to your
Person          broker-dealer.
              . A fee may be charged for this service.

Systematic    . You can transfer money automatically from your Fund account on
Withdrawal      a monthly or quarterly basis--without redemption fees.
Plan (SWP)    . The withdrawal can be mailed to you, or deposited directly to your bank account.
              . The minimum is $75 per month.
              . The maximum is 1% of your account per month or 3% per quarter.
              . To enroll, call 1-800-343-2898 for an application.

Timing of Proceeds

     Normally, we will send your redemption proceeds on the next business day after we receive your request; however, we reserve the right to wait up to seven business days to redeem any investments made by check and five business days for investments made by Automated Clearing House transfer. We also reserve the right to redeem in kind by paying you the proceeds of a redemption in securities rather than cash, and to redeem the remaining amount in the account if your redemption brings the account balance below the initial minimum of $1,000.

Exceptions: Redemption Requests That Require A Signature Guarantee

     To protect you and the Evergreen Funds against fraud, certain redemption requests must be made in writing with your signature guaranteed. A signature guarantee can be obtained at most banks and securities dealers. A notary public is not authorized to provide a signature guarantee. The following circumstances require signature guarantees:

 . You are redeeming more than $50,000.                Who Can Provide A
 . You want the proceeds transmitted to a bank         Signature Guarantee:
  account not listed on the account.

 . You want the proceeds payable to anyone other       . Commercial Bank
  than the registered owner(s) of the account.        . Trust Company
 . Either your address or the address of your bank     . Savings Association
  account has been changed within 30 days.            . Credit Union
 . The account is registered in the name of a          . Member of a U.S. stock
  fiduciary corporation or any other organization.      exchange

In these cases, additional documentation is required:
 corporate accounts: certified copy of corporate resolution fiduciary accounts: copy of the power of attorney or other governing document

-------------------------------------------------------------------------------

                                OTHER SERVICES

-------------------------------------------------------------------------------

Evergreen Express Line. Use our automated, 24-hour service to check the value
-----------------------
of your investment in a Fund; purchase, redeem or exchange Fund shares; find a Fund's price, yield or total return; order a statement or duplicate tax form; or hear market commentary from Evergreen portfolio managers.

Automatic Reinvestment of Dividends. For the convenience of investors, all
------------------------------------
dividends and capital gains distributions are automatically reinvested, unless you request otherwise. Distributions can be made by check or electronic transfer through the Automated Clearing House to your bank account. The details of your dividends and other distributions will be included on your statement.

Payroll Deduction (Class A, Class B and Class C Only). If you want to invest
------------------------------------------------------
automatically through your paycheck, call us to find out how you can set up direct payroll deductions. The amounts deducted will be invested in your Fund using the Electronic Funds Transfer System. We will provide the Fund account number. Your payroll department will let you know the date of the pay period when your investment begins.

Telephone Investment Plan. You may make additional investments electronically
--------------------------
in an existing Fund account at amounts of not less than $100 or more than $10,000 per investment. Telephone requests received by 4:00 p.m. Eastern time will be invested the day the request is received.

Dividend Exchange. You may elect on the application to reinvest capital gains
------------------
and/or dividends earned in one Evergreen Fund into an existing account in another Evergreen Fund in the same share class--automatically. Please indicate on the application the Evergreen Fund(s) into which you want to invest the distributions.

Reinvestment Privileges. Under certain circumstances, shareholders may, within
------------------------
one year of redemption, reinstate their accounts at the current price (NAV).

-------------------------------------------------------------------------------

                THE TAX CONSEQUENCES OF INVESTING IN THE FUNDS

-------------------------------------------------------------------------------

You may be taxed in two ways:

    . On Fund distributions (capital gains and dividends)

    . On any profit you make when you sell any or all of your shares.

Fund Distributions. A mutual fund passes along to all of its shareholders the
-------------------
net income or profits it receives from its investments. The shareholders of the fund then pay any taxes due, whether they receive these distributions in cash or elect to have them reinvested. The Funds may distribute two types of taxable income to you:

    . Dividends. To the extent that regular dividends are derived from interest that is not tax exempt, or from short term capital gains, you will have to include them in your federal taxable income. The Fund pays either a monthly, quarterly, or yearly dividend from the dividends, interest and other income on the securities in which it invests.

    . Capital Gains. When a mutual fund sells a security it owns for a profit, the result is a capital gain. The Fund generally distributes capital gains, if any, at least once a year, near the end of the calendar year. Short-term capital gains reflect securities held by the Fund for a year or less and are considered ordinary income just like dividends. Profits on securities held longer than 12 months are considered long-term capital gains and are taxed at a special tax rate (20% for most taxpayers).

Dividend and Capital Gain Reinvestment. Unless you choose otherwise on the
---------------------------------------
account application, all dividend and capital gain payments will be reinvested to buy additional shares. Distribution checks that are returned and distribution checks that are uncashed when the shareholder has failed to respond to mailings from the shareholder servicing agent will automatically be reinvested to buy additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. We will send you a statement each January with the federal tax status of dividends and distributions paid by each Fund during the previous calendar year.

Profits You Realize When You Redeem Shares. When you sell shares in a mutual
-------------------------------------------
fund, whether by redeeming or exchanging, you have created a taxable event. You must report any gain or loss on your tax return unless the transaction was entered into by a tax-deferred retirement plan. Investments in money market funds typically do not generate capital gains. It is your responsibility to keep accurate records of your mutual fund transactions. You will need this information when you file your income tax return, since you must report any capital gains or losses you incur when you sell shares. Remember, an exchange is a purchase and a sale for tax purposes.

Tax Reporting. ESC provides you with a tax statement of your dividend and
--------------
capital gains distributions for each calendar year on Form 1099 DIV. Proceeds from a sale are reported on Form 1099B. You must report these on your tax return. Since the IRS receives a copy as well, you could pay a penalty if you neglect to report them.

     Evergreen Service Company will send you a tax information guide each year during tax season, which may include a cost basis statement detailing the gain or loss on taxable transactions you had during the year. Please consult your own tax advisor for further information regarding the federal, state and local tax consequences of an investment in the Funds.

Retirement Plans. You may invest in each Fund through various retirement
-----------------
plans, including IRAs, 401(k) plans, Simplified Employee Plans, (SEPs), IRAs, 403(b) plans, 457 plans and others. For special rules concerning these plans, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your broker-dealer. To determine if a retirement plan may be appropriate for you, consult your tax advisor.

-------------------------------------------------------------------------------

                              GENERAL INFORMATION

-------------------------------------------------------------------------------

Performance Information. The Funds may quote their "total return" or "yield"
------------------------
for specified periods in advertisements, reports, or other communications to shareholders. Total return and yield are computed separately for each Class of shares. Performance data for one or more classes may be included in any advertisement or sales literature using performance data of a Fund.

     Yield is a way of showing the rate of income a Fund earns on its investments as a percentage of the Fund's share price. A Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Fund's financial statements. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

     Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in a Fund. A Fund's total return shows its overall change in value including changes in share prices and assumes all the Fund's distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.

     Comparative performance information may also be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar, Inc. and other industry publications. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.

     In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EDI may also reprint, and use as advertising and sales literature, articles from Evergreen Events, a quarterly magazine provided free of charge to Evergreen fund shareholders.

Year 2000 Risks. Like other investment companies, financial and business
----------------
organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment advisors and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment advisors are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

Additional Information. This Prospectus and the SAI, which has been
-----------------------
incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933 Act, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

-------------------------------------------------------------------------------

                                   APPENDIX

-------------------------------------------------------------------------------

MOODY'S, BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P, BOND RATINGS

AAA--An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA--An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A--An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB--An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC--An obligation rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D--An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S, NOTE RATINGS

MIG1/VMIG1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG2/VMIG2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

S&P, NOTE RATINGS

SP-1--Strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus sign (+) designation.

SP-2--Satisfactory capacity to pay principal and interest.

SP-3--Speculative capacity to pay principal and interest.

MOODY'S, COMMERCIAL PAPER RATINGS

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by the following characteristics:

    --Leading market positions in well-established industries.

    --High rates of return on funds employed.

    --Conservative capitalization structure with moderate reliance on debt and ample asset protection.

    --Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

    --Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P, COMMERCIAL PAPER RATINGS

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

Investment Advisors
Mentor Investment Advisors, 901 E. Byrd Street, Richmond, Virginia 23219
    (Evergreen Capital Balanced Fund, Evergreen Capital Growth Fund, Evergreen Growth Fund, Evergreen High Income Fund, Evergreen Quality Income Fund)
Mentor Perpetual Investment Advisors, 901 E. Byrd Street, Richmond Virginia
23219
    (Evergreen Perpetual Global Fund)

Custodian
State Street Bank and Trust Company, Box 9021, Boston, Massachusetts 02205-9827

Transfer Agent
Evergreen Service Company, Box 2121, Boston, Massachusetts 02106-2121

Legal Counsel
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

Independent Auditors
KPMG LLP, 99 High Street, Boston, Massachusetts 02110

Distributors
Evergreen Distributors, Inc., 90 Park Avenue, New York, New York 10016

31168                                                                     551174